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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)        JANUARY 13, 2005
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                             SALON MEDIA GROUP, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         DELAWARE                   0-26395                   94-3228750
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(STATE OR OTHER JURISDICTION      (COMMISSION                (IRS EMPLOYER
      OF INCORPORATION)           FILE NUMBER)             IDENTIFICATION NO.)


              22 FOURTH STREET, 11TH FLOOR, SAN FRANCISCO, CA 94103
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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:        (415) 645-9200
                                                    ----------------------------



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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

[_] WRITTEN COMMUNICATION PURSUANT TO RULE 425 UNDER THE SECURITIES ACT (17 CFR 230.425)

[_] SOLICITING MATERIAL PURSUANT TO RULE 14A-12 UNDER THE EXCHANGE ACT (17 CFR 240.14A-12)

[_] PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14D-2(B) UNDER THE EXCHANGE ACT (17 CFR 240.14D-2(B))

[_] PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13E-4(C) UNDER THE EXCHANGE ACT (17 CFR 240.13E-4(C))

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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 13, 2005 Salon Media Group, Inc. (Salon) entered into an office lease with BRE/Rincon II Leasehold L.L.C. The new lease for Salon's corporate headquarters, to be located at One Rincon Center, 101 Spear Street, Suite 203, San Francisco, CA, will commence on approximately March 1, 2005. On execution of the lease, a deposit of $98,805.21 and a first month rent payment of $18,683.17 were required.

The term of the lease for approximately 8,623 rentable square feet is four years, with an effective base monthly rent expense of approximately $19,900 during the term of the lease, and a base year of 2005 to be utilized in allocating future excess direct expenses. Salon's all-inclusive rent for its current lease for its corporate office, which expires on February 28, 2005, has recently ranged from approximately $24,500 to $25,900. As the new lease provides a tenant improvement allowance of approximately $64,700, and Salon plans on minimal alterations to the new office space, Salon anticipates minimal, if any, out-of-pocket expenditures for tenant improvements. In addition, Salon expects to incur minimal expenditures and disruptions in relocating its corporate office.





ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.   Description
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  10.28       Office Lease between BRE/Rincon II Leasehold L.L.C. and Salon
              Media Group, Inc. dated January 13, 2005





SIGNATURE
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   SALON MEDIA GROUP, INC.


Dated:  1/19/05                                    /s/ Elizabeth Hambrecht
                                                   ---------------------------
                                                   Elizabeth Hambrecht,
                                                   President, Chief Financial
                                                   Officer, and Secretary


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